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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               -------------------------------------------------

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 24, 1999

                     [VLASIC INTERNATIONAL FOODS INC. LOGO]
             (Exact name of registrant as specified in its charter)

       NEW JERSEY               1-13933                   52-2067518
(STATE OF INCORPORATION)      (COMMISSION      (IRS EMPLOYER IDENTIFICATION NO.)
                              FILE NUMBER)



                                  VLASIC PLAZA
                              SIX EXECUTIVE CAMPUS
                       CHERRY HILL, NEW JERSEY 08002-4112
                          (PRINCIPAL EXECUTIVE OFFICES)

                         TELEPHONE NUMBER: 609-969-7100

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     As part of our program to pursue portfolio reconfiguration, during the third quarter of fiscal 1999 we entered into a divestiture agreement to sell our Swift-Armour Argentine beef business. The agreed upon purchase price is approximately $93 million, including the assumption of an estimated $8 million of debt. The sale is subject to satisfaction of legal and regulatory items and completion of financing. We received approval for the transaction from our Board of Directors on May 24, 1999. The divestiture is expected to be completed within our fiscal year ending August 1, 1999.

     The Swift-Armour beef business employs approximately 2,400 people. Swift-Armour produces chilled, frozen and canned beef products that are mainly sold to wholesale customers such as manufacturers and foodservice establishments.

     For a complete description of the terms of the pending divestiture, reference is made to the Stock Purchase Agreement entered into among Aligar, Inc. and Cargal, Inc. (subsidiaries of Vlasic Foods International Inc.) and Swift Armour Holdings Co. attached as Exhibit 2.1.

ITEM 5. OTHER INFORMATION

     The information included in this item is set forth in a press release issued by us dated June 8, 1999, announcing a private offering of $200 million of senior subordinated notes and is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro Forma Financial Information

     (1)  Introduction to Pro Forma Financial Information (unaudited)

     (2) Pro Forma Consolidated Statement of Earnings (unaudited) for the nine months ended May 2, 1999

     (3) Pro Forma Consolidated Statement of Earnings (unaudited) for the nine months ended May 3, 1998

     (4) Pro Forma Consolidated Statement of Earnings (unaudited) for the year ended August 2, 1998

     (5)  Pro Forma Consolidated Balance Sheet (unaudited) as of May 2, 1999

     (6)  Notes to Pro Forma Financial Information (unaudited)

(c)  Exhibits

          (2.1) Stock Purchase Agreement entered into among Aligar, Inc. and Cargal, Inc. and Swift Armour Holdings Co. on April 28, 1999. The Supply Agreement exhibits to the Stock Purchase Agreement are not considered material and, pursuant to paragraph (b)(2) of Item 601 of Regulation S-K of the Rules and Regulations under the Securities Act of 1933, are not being included. Copies of these attachments can be provided to the Commission upon request.

         (99.1) Press Release dated June 8, 1999 announcing the private offering of senior subordinated notes pursuant to Rule 135(c) of the Rules and Regulations under the Securities Act of 1933.


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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  VLASIC FOODS INTERNATIONAL INC.




Date: June 8, 1999                By:       /s/ Mitchell P. Goldstein
                                     ------------------------------------------
                                               Mitchell P. Goldstein
                                     Vice President and Chief Financial Officer



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                           VLASIC FOODS INTERNATIONAL

                    INDEX TO PRO FORMA FINANCIAL INFORMATION


     Introduction to Pro Forma Financial Information (unaudited)

     Pro Forma Consolidated Statement of Earnings (unaudited) for the nine months ended May 2, 1999

     Pro Forma Consolidated Statement of Earnings (unaudited) for the nine months ended May 3, 1998

     Pro Forma Consolidated Statement of Earnings (unaudited) for the year ended August 2, 1998

     Pro Forma Consolidated Balance Sheet (unaudited) as of May 2, 1999

     Notes to Pro Forma Financial Information (unaudited)



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                           VLASIC FOODS INTERNATIONAL

           INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


     The Pro Forma Consolidated Statements of Earnings for the nine months ended May 2, 1999 and May 3, 1998 and for the year ended August 2, 1998 present our consolidated results of operations, assuming that the pending divestiture of our Swift-Armour Argentine beef business occurred as of the beginning of the periods presented. The Pro Forma Consolidated Balance Sheet as of May 2, 1999 presents our consolidated financial position assuming that the pending divestiture had been completed as of that date. The divestiture is subject to satisfaction of legal and regulatory items and completion of financing. There can be no assurance that the conditions to the divestiture will be satisfied or that the divestiture will be consummated as contemplated in the Stock Purchase Agreement.

     The Pro Forma Consolidated Statements of Earnings for the nine months ended May 2, 1998 and for the year ended August 2, 1998 present our consolidated results, assuming that the spin-off from Campbell had occurred as of the beginning of the periods presented and reflects interest expense on the incremental debt incurred as of the spin-off.

     The Pro Forma Financial Information should be read in conjunction with our historical financial statements and related notes included in our 1998 Annual Report on Form 10-K and our Quarterly Report filed on Form 10-Q for the quarter ended May 2, 1999. The Pro Forma Financial Information presented is for informational purposes only and is not intended to be indicative of the results of operations that would have occurred had the pending divestiture been consummated as of the beginning of the periods presented, nor is it intended to be indicative of our future results of operations or financial position.


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                           VLASIC FOODS INTERNATIONAL

            PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS (unaudited)

                                 (in thousands)


                                                                            NINE MONTHS ENDED MAY 2, 1999
                                                                     ------------------------------------------
                                                                                       DIVESTED
                                                                       ACTUAL       BUSINESS (a)(b)   PRO FORMA
                                                                     -----------    ---------------   ---------
Net sales (including to related parties of $117,825
on an Actual basis and $89,781(c) on a pro forma basis)              $1,004,308        $(137,500)     $866,808
                                                                     ----------        ---------      --------

Costs and expenses
  Cost of products sold                                                 707,923         (119,669)      588,254
  Marketing and selling expenses                                        175,868          (12,521)      163,347
  Administrative expenses                                                49,031           (2,514)       46,517
  Research and development expenses                                       5,920                -         5,920
  Other expenses (income)                                                   738             (639)           99
  Special items                                                         136,585         (140,000)       (3,415)
                                                                     ----------        ---------      --------
    Total costs and expenses                                          1,076,065         (275,343)      800,722
                                                                     ----------        ---------      --------

Earnings (loss) before interest and taxes                               (71,757)         137,843        66,086
  Interest expense                                                       32,756           (5,292)       27,464
  Interest income                                                           554              (29)          525
                                                                     ----------        ---------      --------
Earnings (loss) before taxes                                           (103,959)         143,106        39,147
Taxes on earnings                                                        19,700              659        20,359
                                                                     ----------        ---------      --------
Net earnings (loss)                                                  $ (123,659)       $ 142,447      $ 18,788
                                                                     ==========        =========      ========

Earnings (Loss) Per Share
Per share - basic                                                    $    (2.72)                      $   0.41

Weighted average shares outstanding - basic                              45,497                         45,497

Per share - assuming dilution                                        $    (2.72)                      $   0.41

Weighted average shares outstanding
  - assuming dilution                                                    45,497 (d)                     45,734

                     See Notes To Pro Forma Financial Information.

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                           VLASIC FOODS INTERNATIONAL

            PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS (unaudited)

                                 (in thousands)


                                                                                       NINE MONTHS ENDED MAY 3, 1998
                                                                       -------------------------------------------------------
                                                                                                       PRO FORMA
                                                                                                        INTEREST
                                                                                         DIVESTED       PRIOR TO
                                                                          ACTUAL      BUSINESS (a)(b)  SPIN-OFF(e)   PRO FORMA
                                                                       -----------    ---------------  -----------   ---------
Net sales (including to related parties of $123,629
on an Actual basis and $93,761(c) on a pro forma basis)                 $1,043,863       $(150,588)                  $893,275
                                                                        ----------       ---------                   --------

Costs and expenses
  Cost of products sold                                                    750,681        (140,585)                   610,096
  Marketing and selling expenses                                           170,768         (12,428)                   158,340
  Administrative expenses                                                   46,047          (2,886)                    43,161
  Research and development expenses                                          5,843               -                      5,843
  Other expenses (income)                                                     (214)          4,467                      4,253
  Special items                                                             28,050               -                     28,050
                                                                        ----------       ---------                   --------
    Total costs and expenses                                             1,001,175        (151,432)                   849,743
                                                                        ----------       ---------                   --------

Earnings before interest and taxes                                          42,688             844                     43,532
  Interest expense                                                           4,285          (5,004)    $ 25,555        24,836
  Interest income                                                              316            (197)                       119
                                                                        ----------       ---------     --------      --------
Earnings before taxes                                                       38,719           5,651      (25,555)       18,815
Taxes on earnings                                                           20,406           1,643       (7,590)       14,459
                                                                        ----------       ---------     --------      --------
Earnings before cumulative effect of
  accounting change (f)                                                 $   18,313       $   4,008     $(17,965)     $  4,356
                                                                        ==========       =========     ========      ========

Earnings Before Cumulative Effect of Accounting Change Per Share:
Per share - basic                                                       $     0.40                                   $   0.10

Weighted average shares outstanding - basic                                 45,455                                     45,455

Per share - assuming dilution                                           $     0.40                                   $   0.09

Weighted average shares outstanding
  - assuming dilution                                                       46,001                                     46,001

                    See Notes To Pro Forma Financial Information.

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                           VLASIC FOODS INTERNATIONAL

            PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS (unaudited)

                                 (in thousands)

                                                                                             Year Ended August 2,1998
                                                                              ----------------------------------------------------
                                                                                                            PRO FORMA
                                                                                                             INTEREST
                                                                                              DIVESTED       PRIOR TO
                                                                                 ACTUAL    BUSINESS (a)(b)  SPIN-OFF(e)  PRO FORMA
                                                                              -----------  ---------------  -----------  ---------
Net sales (including to related parties of $154,764
on an Actual basis and $116,690(c) on a pro forma basis)                      $1,357,274      $(197,307)                $1,159,967
                                                                              ----------      ---------                 ----------

Costs and expenses
  Cost of products sold                                                          978,025       (184,739)                   793,286
  Marketing and selling expenses                                                 245,119        (16,797)                   228,322
  Administrative expenses                                                         64,063         (3,981)                    60,082
  Research and development expenses                                                7,907              -                      7,907
  Other (income) expense                                                          (2,927)         8,341                      5,414
  Special items                                                                   42,450              -                     42,450
                                                                              ----------      ---------                 ----------
    Total costs and expenses                                                   1,334,637       (197,176)                 1,137,461
                                                                              ----------      ---------                 ----------

Earnings before interest and taxes                                                22,637           (131)                    22,506
  Interest expense                                                                13,446         (6,636)   $  25,555        32,365
  Interest income                                                                    388           (211)                       177
                                                                              ----------      ---------    ---------    ----------
Earnings before taxes                                                              9,579          6,294      (25,555)       (9,682)
Taxes on earnings                                                                 15,378          2,241       (7,590)       10,029
                                                                              ----------      ---------    ---------    ----------
Earnings (loss) before cumulative effect of
  accounting change(f)                                                        $   (5,799)     $   4,053    $ (17,965)   $  (19,711)
                                                                              ==========      =========    =========    ==========

Earnings (Loss) Before Cumulative Effect of Accounting Change Per Share:
Per share - basic                                                             $    (0.13)                               $    (0.43)

Weighted average shares outstanding - basic                                       45,458                                    45,458

Per share - assuming dilution                                                 $    (0.13)                               $    (0.43)

Weighted average shares outstanding
  - assuming dilution(d)                                                          45,458                                    45,458

                     See Notes To Pro Forma Financial Information.

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                           VLASIC FOODS INTERNATIONAL

                PRO FORMA CONSOLIDATED BALANCE SHEET (unaudited)

                                 (in thousands)


                                                                         May 2, 1999
                                                          --------------------------------------
                                                                          DIVESTED
                                                             ACTUAL      BUSINESS (g)  PRO FORMA
                                                          -----------    ------------  ---------
Current assets
  Cash and cash equivalents                                 $ 26,898      $  (4,002)    $ 22,896
  Accounts receivable                                        165,941        (30,203)     135,738
  Inventories                                                166,092        (25,293)     140,799
  Other current assets                                        17,950         (2,038)      15,912
                                                            --------      ---------     --------
    Total current assets                                     376,881        (61,536)     315,345
                                                            --------      ---------     --------

  Plant assets, net                                          367,775        (51,530)     316,245
  Other assets, principally intangible assets, net            79,375         (4,430)      74,945
                                                            --------      ---------     --------
Total assets                                                $824,031      $(117,496)    $706,535
                                                            ========      =========     ========


Current liabilities
  Notes payable                                              $ 7,574       $ (7,500)        $ 74
  Payable to suppliers and others                             96,116        (14,363)      81,753
  Accrued liabilities                                         82,406         (6,728)      75,678
                                                            --------      ---------     --------
    Total current liabilities                                186,096        (28,591)     157,505
                                                            --------      ---------     --------

Long-term debt                                               580,663        (82,000)     498,663
Deferred income taxes                                         25,865         (6,905)      18,960
Other liabilities                                             49,307              -       49,307
                                                            --------      ---------     --------
    Total liabilities                                        841,931       (117,496)     724,435
                                                            --------      ---------     --------

Shareowners' equity (deficit)
  Preferred stock, no par value, authorized 4,000 shares;
    none issued                                                    -              -            -
  Common stock, no par value; authorized 56,000 shares;
    issued shares 45,502                                     137,758              -      137,758
  Accumulated deficit                                       (148,774)             -     (148,774)
  Accumulated other comprehensive earnings (loss)             (6,884)             -       (6,884)
                                                            --------      ---------     --------
    Total shareowners' equity (deficit)                      (17,900)             -      (17,900)
                                                            --------      ---------     --------
Total liabilities and shareowners' equity (deficit)         $824,031      $(117,496)    $706,535
                                                            ========      =========     ========

                   See Notes To Pro Forma Financial Information.

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                           VLASIC FOODS INTERNATIONAL

              NOTES TO PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


(a) Eliminates the results of operations of our Swift-Armour Argentine beef business as if the pending divestiture had been completed as of the beginning of the periods presented.

(b) Gives effect to pro forma interest expense to reflect the application of the net proceeds from the pending divestiture of our Argentine beef business as a reduction of long-term debt as if the divestiture had been completed as of the beginning of the periods presented. The calculation reflects interest rates of 7.2% and 6.9% for the nine months ended May 2, 1999 and May 3, 1998 and 6.7% for the year ended August 2, 1999. The related tax impact of the pro forma interest expense is included within taxes on earnings.

(c)   Adjusted to exclude our sales of Argentine beef to Campbell Soup Company.

(d)   Excludes potentially dilutive shares as the result would be antidilutive.

(e) Gives effect to pro forma interest expense on the $500 million of debt assumed from Campbell at the spin-off as well as the $60 million incurred to repay certain intercompany payables representing advances from Campbell to subsidiaries of Vlasic. Pro forma interest expense was adjusted to reflect the spin-off as if it had been completed as of the beginning of the periods presented. The calculation reflects an interest rate of 7% for the nine months ended May 3, 1998 and the year ended August 2, 1998. The related tax impact of the pro forma interest expense is included within taxes on earnings.

(f) Excludes the cumulative effect of a change in accounting principle of $0.6 million relating to the write-off of previously capitalized business process reengineering costs in accordance with EITF 97-13. For all periods presented, the cumulative effect of accounting change on a per share basis for both basic and diluted was $0.01.

(g) Eliminates the net assets of our Argentine beef business as if the pending divestiture had been completed as of the balance sheet date. The net proceeds from disposition are reflected as a reduction of long-term debt outstanding.


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                                  EXHIBIT INDEX

     EXHIBIT
       NO.        DESCRIPTION
       ---        -----------

      (2.1) Stock Purchase Agreement entered into among Aligar, Inc. and Cargal, Inc. and Swift Armour Holdings Co. on April 28, 1999. The Supply Agreement exhibits to the Stock Purchase Agreement are not considered material and, pursuant to paragraph (b)(2) of Item 601 of Regulation S-K of the Rules and Regulations under the Securities Act of 1933, are not being included. Copies of these attachments can be provided to the Commission upon request.

      (99.1) Press Release dated June 8, 1999 announcing the private offering of senior subordinated notes pursuant to Rule 135(c) of the Rules and Regulations under the Securities Act of 1933.


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